SUPPLEMENT Dated August 21, 2006

To The Prospectus Dated August 21, 2006 For

ING GoldenSelect Premium Plus Variable Annuity Contract

Issued By ING USA Annuity and Life Insurance Company

Through Separate Account B of ING USA Annuity and Life Insurance Company

For use only in the State of Oregon

This supplement updates the prospectus. Please read it carefully and keep it with your copy of the prospectus for future reference. If you have any questions, please call our Customer Contact Center at 1-800-366-0066.

For Contracts issued in the State of Oregon, the following provisions apply:

1.	The annuity start date must be:
a.	at least 9 years from the contract date or the 9th contract anniversary following the most recent premium payment, if later; and
b.	before the month end of the month immediately following the annuitant’s 90th birthday or 10 years from the contract date, if later.
2.

If it is necessary to deduct the annual administrative charge from your Fixed Interest Division allocations, such deduction will be limited to the amount of interest credited to such allocation(s) in excess of the minimum guaranteed interest rate of 3%.

3.	A surrender charge will not be deducted if the Contract is surrendered on the annuity start date.

PremPlus—OR - 140493	08/21/06